UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2019

AKERNA CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-39096	83-2242651
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Arapahoe St., Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 932-6537

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KERN	NASDAQ Capital Market
Warrants to purchase one share of Common Stock	KERNW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01.	Other Events

Akerna Corp. (the “Company”) announced on October 24, 2019, that it entered a license agreement with Zol Solutions, Inc. (“ZolTrain”) to provide ZolTrain’s online cannabis training platform as a co-branded integration option into the Company’s MJ Platform and Leaf Data Systems.

The Company and ZolTrain will share subscription-based revenue generated from the Company’s customers. The share of revenue for each of the Company and ZolTrain will be based on the number of training modules accessed by a customer and which of the Company and ZolTrain created the accessed content. Preceding the entry into the license agreement, on October 3, 2019, the Company participated in a series seed preferred stock purchase offering of ZolTrain along with other investors. The Company purchased approximately 203,000 shares of preferred stock for a purchase price of $250,000, which represents a minority investment in ZolTrain. The definitive agreements provide the Company with rights of first refusal with respect to newly issued securities of ZolTrain as well as issued and outstanding securities of ZolTrain that are offered to third parties. In connection with the investment, Nina Simosko, our Chief Revenue Officer, was appointed as a member of ZolTrain’s board of directors. In the event that Ms. Simosko or any other representative of the Company is not a member of ZolTrain’s board of directors, the Company is entitled to consult with and advise ZolTrain’s management on significant business issues.

A copy of the press release announcing the Company’s investment in ZolTrain and the business relationship is filed as Exhibit 99.1 hereto and is incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description

99.1	Press Released, dated as of October 24, 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: October 30, 2019	AKERNA CORP.

	By:	/s/ Jessica Billingsley
Name: Jessica Billingsley Title: Chief Executive Officer

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